UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 Date of Report
                                February 13, 2004


                        FARMERS CAPITAL BANK CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Kentucky
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                  State or other jurisdiction of incorporation


         0-14412                                         61-1017851
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(Commission File Number)                    (I.R.S. Employer Identification No.)

P.O. Box 309
Frankfort, Kentucky                                        40602
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(Address of principle executive offices)                 (Zip Code)


               Registrant's telephone number, including area code:
                                 (502) 227-1600


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

On February 13, 2004 Farmers Capital Bank Corporation issued a press release announcing it has reached an agreement to acquire Citizens Bank (Kentucky), Inc. A copy of the press release is attached hereto as Exhibit 99.1



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

Exhibit 99.1 - Press Release Dated February 13, 2004.







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Farmers Capital Bank Corporation



February 20, 2004                   By: /s/ G. Anthony Busseni
                                       ----------------------------------------
                                        G. Anthony Busseni
                                        President and Chief Executive Officer